Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



President
Section 906 Certification under Sarbanes Oxley Act





I, Vincent J. Esposito, certify that:

1. I have reviewed this report, filed on behalf of Pathway Conservative Portfolio, Pathway Growth Plus Portfolio, Pathway Growth Portfolio and Pathway Moderate Portfolio, a series of Scudder Pathway Series, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss.15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




November 1, 2005                 /s/Vincent J. Esposito
                                 ----------------------
                                 Vincent J. Esposito
                                 President
                                 Pathway Conservative Portfolio, Pathway Growth
                                 Plus Portfolio, Pathway Growth Portfolio and
                                 Pathway Moderate Portfolio, a series of Scudder
                                 Pathway Series

                                             Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Financial Officer and Treasurer
Section 906 Certification under Sarbanes Oxley Act





I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Pathway Conservative Portfolio, Pathway Growth Plus Portfolio, Pathway Growth Portfolio and Pathway Moderate Portfolio, a series of Scudder Pathway Series, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



November 1, 2005                 /s/Paul Schubert
                                 ----------------------
                                 Paul Schubert
                                 Chief Financial Officer and Treasurer
                                 Pathway Conservative Portfolio, Pathway Growth
                                 Plus Portfolio, Pathway Growth Portfolio and
                                 Pathway Moderate Portfolio, a series of Scudder
                                 Pathway Series